                                                                   Exhibit 10.57

                     WIRELESS BROADBAND CPE SUPPLY AGREEMENT

Between:                                and:

Motorola, Inc.                          Clearwire US LLC
1501 W. Shure Drive                     5808 Lake Washington Blvd. NE, Suite 300
Arlington Heights, IL 60004             Kirkland, WA 98033
(Motorola)                              (Clearwire)

EFFECTIVE DATE: August 29, 2006

This Wireless Broadband CPE Supply Agreement (Agreement) is entered into between Motorola and Clearwire as of the Effective Date. Clearwire will purchase and Motorola agrees to sell Wireless Broadband Subscriber Products (as defined in Exhibit "B"), support, accessories and related equipment, all as listed in Exhibit A, Schedule 1 at the prices listed in Exhibit A and on the terms and conditions in this Agreement, Exhibits and Schedules. The Exhibits and Schedules attached in this Agreement, as such Exhibits A-C and Schedules may be amended by agreement of the parties from time to time, are incorporated into this Agreement. Affiliates of Clearwire, as defined in Exhibit A, also have the right to directly purchase under this Agreement, on the terms and conditions stated in this Agreement and Clearwire and Clearwire Corporation will guarantee payment for any Subscriber Products Motorola provides to Clearwire and Clearwire Affiliates.

This Agreement and attached Exhibits and Schedules constitute the entire and final expression of agreement between the parties, and supersede all other communications between the parties, pertaining to the subject matter of this Agreement. This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which taken together will constitute one and the same instrument. Facsimile or digital signatures will be treated as originals.

                            [Signature pages follows]

[* * * Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

MOTOROLA INC.                           CLEARWIRE US LLC


By: /s/ C. F. WRIGHT                    By: /s/ Benjamin G. Wolff
    ---------------------------------       ------------------------------------
             (signature)                               (signature)

Name: C. F. WRIGHT                      Name: Benjamin G. Wolff
Title: SENIOR VICE-PRESIDENT            Title: Co-President & Co-CEO
Date: 8/29/06                           Date: 8/29/06

Clearwire Corporation hereby guarantees payment of the purchase price for any Subscriber Products purchased by Clearwire or any Clearwire Affiliate under this Agreement, subject to the exercise of any rights of Clearwire or such Clearwire Affiliate with respect to such payment Motorola need not exhaust remedies against Clearwire and Clearwire Affiliates (other than to demand payment and to allow for the passage of the applicable cure period) prior to pursuing this guarantee of Clearwire Corporation.

CLEARWIRE CORPORATION


By: /s/ Benjamin G. Wolff
    ---------------------------------
               (signature)

Name: Benjamin G. Wolff
Title: Co-President & Co-CEO
Date: 8/29/06

                                    EXHIBIT A
                               PRODUCTS AND PRICES

A. Under the terms of this Agreement, Motorola will offer the specific Wireless Broadband Subscriber Products contained in Exhibit A, Schedule I ("Subscriber Products").

B. Certain technical specifications and features for Subscriber Products are contained in Exhibit A, Schedule 2.

C. Targeted availability dates for Subscriber Products are contained in Exhibit A, Schedule 3.

D. Exhibit A, Schedule 4 "Expedience CPE Feature Roadmap" highlights the features that Clearwire needs for the Expedience CPE family.

                                    EXHIBIT A

                                   SCHEDULE 1

                         SUBSCRIBER PRODUCTS AND PRICING

The pricing stated in this Exhibit A, Schedule 1 is the [***] pricing to be charged by Motorola under this Agreement. Throughout the term of this Agreement, Motorola will use commercially reasonable efforts to [***] for the Subscriber Products specifically listed in this Exhibit A, Schedule 1.

                                  SEE ATTACHED

                          2006 CPE EXPEDIENCE EQUIPMENT

     ITEM                           DESCRIPTION                      TOTAL PRICE   (I)NFRA / (C)PE
     ----                           -----------                      -----------   ---------------
022-0009-0001   BOX OSU (OUTDOOR CPE) SINGLE                               [***]          C
022-0015-0001   BOX FOR SLIMLINE SINGLE                                    [***]          C
022-0050-0004   BOX SLEEVE A-MOD SLIMLINE W/BARCODE GENERIC                [***]          C
022-0050-0101   CLEARWIRE BOX SLEEVE                                       [***]          C
022-0055-0001   BOX OSU SINGLE                                             [***]          C
250-1055-1903   CLEARWIRE OSU KIT 10OFT CABLE                              [***]          C
250-1155-1000   2.5GHZ OSU KIT WITH EURO CORD, 100 FT CABLE                [***]          C
250-1157-1000   OSU3310 AV CPE KIT W/900-0009-9100 EUROINSTALL KIT         [***]          C
250-1159-1000   OSU3510 AV CPE KIT W/900-0009-9101 EURO NSTLKIT            [***]          C
250-1255-1000   OSU 2510-AV OUTDOOR CPE KIT INCLUDING UK CORD              [***]          C
250-1257-1000   OSU 3310 AV CPE KIT W/900-0009-9102 UK                     [***]          C
250-1259-1000   OSU 3510 AV CPE KIT W/900-0009-9102 UK                     [***]          C
250-1357-1000   OSU 3310 AV CPE KIT W/900-0009-9103 CHINA/AUS              [***]          C
250-1359-1000   OSU 3510 AV CPE KIT W/900-0009-9103 CHINA/AUS              [***]          C
250-5055-1000   2.6GHZ OSU KIT                                             [***]          C
250-5055-1903   CLEARWIRE OSU KIT 50FT CABLE                               [***]          C
250-5155-1000   2.6GHZ OSU KIT W/EURO CORDS 50 FT CABLE                    [***]          C
250-5157-1000   3.3 GHZ OSU KIT                                            [***]          C
250-5159-1000   3.5 GHZ OSU KIT                                            [***]          C
250-5159-1761   OSU 3510-A OUTDOOR CPE KIT BELGIUM                         [***]          C
250-5255-1000   OSU 2510-AV OUTDOOR CPE KIT INCLUDING UK CORD              [***]          C
250-5259-1777   OSU 3510-A V CLEARWIRE IRELAND CPE KIT                     [***]          C
250-5357-7001   OSU 3310-A OUTDOOR CPE KIT                                 [***]          C
250-5557-7001   OSU 3310-A OUTDOOR CPE KIT                                 [***]          C
350-0255-0001   COVER/MOUNTING PLATE, MSU                                  [***]          C
370-0015-0001   SLIMLINE COVER ASSEMBLY-CPE                                [***]          C
370-0015-0002   SLIMLINE BASE ASSEMBLY-CPE                                 [***]          C
370-0015-0005   WINDOW MOUNT BRACKET                                       [***]          C
370-0015-0101   SLIMLINE COVER ASSEMBLY-RSU                                [***]          C
420-0050-1000   POWER SUPPLY 15V 1.66A 25W                                 [***]          C
420-0050-9000   SWITCHING POWER SUPPLY OSU 19.5V 2.5A RJ45                 [***]          C
470-0100-5676   OMNI ANTENNA MOUNTING KIT                                  [***]          C
501-3101-2701   MAGNETIC MOUNT MOBILE ANTENNA 2.4-2.7GHZ                   [***]          C
501-3101-3701   3.3-3.6GHZ MOBILE MAGMOUNT ANTENNA                         [***]          C
501-3103-2701   THROUGH HOLE MOBILE ANTENNA 2.4-2.7GHZ                     [***]          C
501-3103-3701   3.3-3.6GHZ MOBILE T/H ANTENNA                              [***]          C
501-3107-2701   2.5GHZ MOBILE MAGMOUNT ANTENNA                             [***]          C
559-0050-0503   CLEARWIRE RSU OVAL COVER LABEL                             [***]          C
597-0255-0001   MSU POWER/COMM CABLE HARNESS                               [***]          C
597-5001-0001   CPE ANT-RF CABLE                                           [***]          C
597-5001-0002   OSU, ANT-RF CABLE                                          [***]          C
597-5001-0003   SLIMLINE CPE ANT-RF CABLE ASSM                             [***]          C

     ITEM                           DESCRIPTION                      TOTAL PRICE   (I)NFRA / (C)PE
     ----                           -----------                      -----------   ---------------
597-5001-0004   OSU-S.L. SERIES ANT-RF CABLE ASSM.                         [***]          C
597-5001-0201   MSU INTERNAL RF CABLE TNC                                  [***]          C
597-5120-0107   PWR CORD 7FT NORTH AMERICA DETACHABLE                      [***]          C
597-5120-0108   PWR CORD 8FT 2 INCH NORTH AMERICA DETACHABLE               [***]          C
597-5120-0307   EUROPEAN POWER CORDSET                                     [***]          C
597-5121-0104   USA A/C POWER CORD 4 FT                                    [***]          C
597-5121-0204   UK 4 FT POWER CORD                                         [***]          C
597-5121-0304   EURO POWER CORD 4 FOOT                                     [***]          C
597-6010-0001   CPE UTP ETHERNET CABLE ASSEMBLY                            [***]          C
597-6015-0001   CPE PROGRAMMING CABLE                                      [***]          C
597-6020-0050   DC/SIGNAL CABLE, OSU, 50FT                                 [***]          C
597-6020-0075   DC/SIGNAL CABLE, OSU, 75 FT                                [***]          C
597-6020-0100   DC/SIGNAL CABLE, OSU, 100 FT                               [***]          C
597-6021-0050   OSU DC PWR / ENET RJ45 TO CONXALL (50FT)                   [***]          C
597-6021-0100   OSU DC PWR / ENET RJ45 TO CONXALL (100FT)                  [***]          C
900-0009-9050   OSU NORTH AMERICAN INSTALL KIT                             [***]          C
900-0009-9051   OSU EURO INSTALL KIT 50' CABLE                             [***]          C
900-0009-9052   OSU UK INSTALL KIT 50' CABLE                               [***]          C
900-0009-9053   OSU CHINA/ AUSTRALIA INSTALL KIT 50' CABLE                 [***]          C
900-0009-9100   OSU NORTH AMERICAN INSTALLATION KIT 100' CABLE             [***]          C
900-0009-9101   OSU EURO INSTALLATION KIT 100' CABLE                       [***]          C
900-0009-9102   OSU UK INSTALLATION KIT 100' CABLE                         [***]          C
900-0015-0005   RSU BRACKET ACC.                                           [***]          C
900-0054-1220   RSU-3510-AV, ISP220, CHPL-3-5120, CLEARWIRE SPAIN          [***]          C
900-0054-1230   RSU-3510-AV, ISP230,CHPL-3-5080, DANSKE                    [***]          C
900-0054-1760   RSU-351O-AV, ISP760, CHPL-3-5060, MAC TELECOM              [***]          C
900-0054-1761   RSU-3510-AV, ISP761, CHPL-3-5060, CLEARWIRE BELGIUM        [***]          C
900-0054-1777   RSU-3510-AV, ISP777, CHPL-3-5050, IRELAND                  [***]          C
900-0055-1903   OSU-2510-AV, ISP903, CHPL-2-6030 CLEARWIRE                 [***]          C
900-0055-9903   OSU-2510-AV ISP903, CHPL-2-6030, CLEARWIRE W/50'           [***]          C
900-0059-1220   OSU-3510-AV, ISP220, CHPL-3-5120, CLEARWIRE SPAIN          [***]          C
900-0059-1230   OSU-3510-AV, ISP230, CHPL-3-5080, DANSKE                   [***]          C
900-0059-1761   OSU-3510-AV, ISP761, CHPL-3-5060, BELGIUM                  [***]          C
900-0059-1777   OSU-3510-AV, ISP777, CHPL-3-5050, IRELAND                  [***]          C
900-0060-1903   RSU-2510-FV, ISP903, CHPL-2-6030 CLEARWIRE                 [***]          C
900-0060-1970   RSU-2510-FV ISP970 CHPL-2-6030 CLEARWIRE-EARTH             [***]          C
900-0060-1971   RSU-2510-FV ISP971 CHPL-2-6030 CLEARWIRE-WIND              [***]          C
900-0060-1972   RSU-2510-FV ISP972 CHPL-2-6030 CLEARWIRE-FIRE              [***]          C
900-0060-2903   RSU-2510-FH, ISP903, CHPL-2-6030, CLEARWIRE                [***]          C
900-0071-1903   RSU-2510-SV ISP903 CHPL-2-6030 CLEARWIRE                   [***]          C
900-0071-1970   RSU-2510-SV ISP970 CHPL-2-6030 CLEARWIRE AOL               [***]          C

     ITEM                           DESCRIPTION                      TOTAL PRICE   (I)NFRA / (C)PE
     ----                           -----------                      -----------   ---------------
900-0071-1971   RSU-2510-SV ISP1971 CHPL-2-6030 CLEARWIRE-W1ND             [***]          C
900-0071-1972   RSU-2510-SV ISP972 CHPL-2-6030 CLEARWIRE-FIRE              [***]          C
900-0071-2903   RSU-2510-SH ISP903 CHPL-2-6030 CLEARWIRE                   [***]          C
900-0225-1000   MSU-2300-A ISP000, CHPL-2-3020                             [***]          C
900-0238-1000   MSU-3710-AV, ISP000, CHPL-3-7030                           [***]          C
900-0255-1903   MSU-2510-AV, ISP903, CHPL-2-6030 CLEARWIRE                 [***]          C
900-0255-9001   ETSI MSU-2510-A, ISPOOO, CHPL-2-6010                       [***]          C
900-0257-1000   MSU-3310-A, ISP000, ChPI-3-3010                            [***]          C
900-0259-1000   MSU-3510-A, ISP000, ChPI-3-5030                            [***]          C

WIMAX-CLEARWIRE PRICING

PRODUCT/DESCRIPTION

DESKTOP CPE 4-PORT ETHERNET HUB (NON-ATA)                                       AVAILABLE [***]
   TIERS MEASURED ON ANNUAL PURCHASES OF BOTH ATA & NON-ATA 4 PORT   -------------------------------------
   CPES. TABLE IS STARSTEP WITH INITIAL UNITS AT HIGHER PRICE.       2007    2008     2009    2010    2011
                                                                     -----   -----   -----   -----   -----
   [***] and above                                                   [***]   [***]   [***]   [***]   [***]

DESKTOP CPE 4 PORT ETHERNET HUB (WITH ATA)                                      AVAILABLE [***]
   TIERS MEASURED ON ANNUAL PURCHASES OF BOTH ATA & NON-ATA 4 PORT   -------------------------------------
   CPES. TABLE IS STARSTEP WITH INITIAL UNITS AT HIGHER PRICE.       2007    2008     2009    2010    2011
                                                                     -----   -----   -----   -----   -----
   [***] and above                                                   [***]   [***]   [***]   [***]   [***]

DESKTOP CPE 1 PORT ETHERNET .5 WATT NON-MMO, NON-ATA                            AVAILABLE [***]
   TIERS MEASURED ON ANNUAL PURCHASES OF THIS MODEL ONLY. TABEL IS   -------------------------------------
   STARSTEP WITH INITIAL UNITS AT HIGHER PRICE.                      2007    2008     2009    2010    2011
                                                                     -----   -----   -----   -----   -----
   [***] and above                                                   [***]   [***]   [***]   [***]   [***]

PC CARD (WIMAX LAPTOP CAMPUTER CARD)                                            AVAILABLE [***]
   TIERS MEASURED ON ANNUAL PURCHASES OF THIS MODEL ONLY.TABLE IS    -------------------------------------
   STAIRSTEP WITH INITIAL UNITS AT HIGHER PRICE.                      2007    2008    2009    2010    2011
                                                                     -----   -----   -----   -----   -----
   [***] and above                                                   [***]   [***]   [***]   [***]   [***]

NOTES- ALL PRICING QUOTED IS FOR THE 25 GHZ PRODUCTS IN US DOLLARS - TAXES
     INSURANCE, & FRIEGHT WILL BE ADDED AS APPLICABLE

3.5GHZ DAP PRODUCTS (5 AND 7 MHZ CHNL ONLY) ARE OFFERED [***] PRICE AS ABOVE

3.5GHZ CPE/PC CARDS (5 AND 7 MHZ CHNL ONLY) ARE OFFERED [***] TO PRICES SHOWN ABOVE

                                    EXHIBIT A

                                   SCHEDULE 2

                 SUBSCRIBER PRODUCTS SPECIFICATIONS AND FEATURES

                                  SEE ATTACHED

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

                                    EXHIBIT A

                                   SCHEDULE 3

                  SUBSCRIBER PRODUCTS TARGET AVAILABILITY DATES

MILESTONE #    DATE   2.5 GHZ NETWORK MILESTONES
-----------   -----   --------------------------
D1            [***]              [***]
D2            [***]              [***]
D3            [***]              [***]
D4            [***]              [***]
D5            [***]              [***]
D6            [***]              [***]

This Schedule sets forth Subscriber Products and target availability dates therefor which Clearwire desires to purchase. Once mutually agreed upon by the Parties, this Schedule will be amended accordingly and Motorola will agree to deliver Subscriber Products in accordance with the target availability dates described in such amended schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified above or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section 4.a.(iv) of this Agreement.

                                    EXHIBIT A

                                   SCHEDULE 4

                         EXPEDIENCE CPE FEATURE ROADMAP

                                  SEE ATTACHED

                                    EXHIBIT A

                                   SCHEDULE 4

                         EXPEDIENCE CPE FEATURE ROADMAP

revision 0.04

              RSU                 [***]

WiMax/Expedience Dual Operation   [***]
       Improved CHNL Estimation   [***]
           Enhanced Pwr Control   [***]
              Paging/Sleep Mode   [***]
              Stearable Antenna   [***]
                      Diversity   [***]
         Enhanced MAC Efficient   [***]
 Spatial Processing (e.g. Mode)   [***]

              OSU                 [***]

WiMax/Expedience Dual Operation   [***]
       Improved CHNL Estimation   [***]
           Enhanced Pwr Control   [***]
              Paging/Sleep Mode   [***]
              Stearable Antenna   [***]
                      Diversity   [***]
         Enhanced MAC Efficient   [***]
 Spatial Processing (e.g. Mode)   [***]

              MSU                 [***]

WiMax/Expedience Dual Operation   [***]
       Improved CHNL Estimation   [***]
           Enhanced Pwr Control   [***]
              Paging/Sleep Mode   [***]
              Stearable Antenna   [***]
                      Diversity   [***]
         Enhanced MAC Efficient   [***]
 Spatial Processing (e.g. Mode)   [***]

            PC CARD               [***]

WiMax/Expedience Dual Operation   [***]
       Improved CHNL Estimation   [***]
           Enhanced Pwr Control   [***]
              Paging/Sleep Mode   [***]
              Stearable Antenna   [***]
                      Diversity   [***]
         Enhanced MAC Efficient   [***]
 Spatial Processing (e.g. Mode)   [***]

Key
---
Not Applicable         [***]
General Availability   [***]

This Schedule sets forth Subscriber Products and target availability dates therefor which Clearwire desires to purchase. Once mutually agreed upon by the parties, this Schedule will be amended accordingly and Motorola will agree to deliver Subscriber Products in accordance with the target availability dates described in such amended Schedule. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in this Schedule by the dates specified above or elsewhere in this Agreement, including identifying those provisions of this Schedule the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section 4.a.(iv) of this Agreement

                                    EXHIBIT B

                              TERMS AND CONDITIONS

1. Subscriber Products Lead-Time. and Prices, For purposes of this Agreement, "Wireless Broadband Subscriber Products" means Expedience Subscriber Products, Dual Mode Subscriber Products, Wi-Max Subscriber Products and Other Technology subscriber product, all as defined in Section 4b, below, but excluding wireless broadband handsets. The Subscriber Products, lead-time, and prices for the Subscriber Products, as of the date of this Agreement, are listed in Exhibit A. Motorola may add Subscriber Products to, and revise price levels in, Exhibit A, Schedule 1, from time to time with the prior written consent of Clearwire. This Agreement is for sales of Subscriber Products only and, other than for warranty claims, does not create any obligation on Motorola with respect to any other products or services of Motorola, Inc.

     Clearwire will also have the right to purchase, and the definition of "Subscriber Products" will be deemed to include any other products that are listed on Exhibit A, and any Wireless Broadband Subscriber Products that Motorola makes available to another wireless broadband service provider customer operating on licensed spectrum with channel widths of not less than 5 MHz, on terms and conditions, (including, but not limited to, financial terms and terms regarding the availability of such products) that are no less favorable to Clearwire than those agreed by another customer of Motorola, for similar purchase commitments.

     Exhibit "A", Schedule 2 sets forth certain technical specifications and features for Subscriber Products which Clearwire desires to purchase. Once mutually agreed upon by the parties, Exhibit "A", Schedule 2 will be amended accordingly and Motorola will agree to deliver Subscriber Products in accordance with the specifications and features described in such amended Exhibit "A", Schedule 2. Motorola and Clearwire will use commercially reasonable efforts to achieve the objectives stated in Exhibit "A", Schedule 2 by the dates specified in Exhibit "A", Schedule 3 or elsewhere in this Agreement, including identifying those provisions of Exhibit "A", Schedule 2 the breach of which will be mutually agreed upon to constitute a material breach for purposes of Section 4.a.(iv).

     Motorola will make each Subscriber Product available to Clearwire on the earlier of (a) the date specified in Exhibit A, Schedule 3, or (b) the date on which Motorola makes that Subscriber Product available to any third party, provided that in the case where Wireless Broadband Subscriber Products are uniquely developed for and funded by another customer, such Wireless Broadband Subscriber Products will not be made available to Clearwire until such time as they are made commercially available to third parties other than the entity paying for development.

     If there is an insufficient supply of Subscriber Product to satisfy unfulfilled purchase orders of Clearwire and other purchasers of the same Subscriber Product, Motorola agrees not to disadvantage Clearwire compared to the other purchasers.

2. Forecasts. Clearwire will provide to Motorola on a monthly basis a rolling [***] forecast of Clearwire's estimated Subscriber Product purchases (the "Forecasts"). Each such Forecast will be delivered to Motorola not less than [***] prior to the start of [***] All Forecasts are non-binding.

3.   Purchase Order and Payment Terms.

     a. All orders for Subscriber Products by Clearwire will be submitted to Motorola in the form of electronic data interchange ("EDI") or other method as mutually agreed. Clearwire must provide firm, non-cancellable, purchase orders [***] prior to requested ship date. The only effect of any terms and conditions in Clearwire's purchase orders or any other documentation not signed by the patties shall be to request the time and place of delivery, and the number and models of Subscriber Products to be delivered (provided that the time requested is not binding on Motorola unless the requested ship date is in accordance with this Section). Motorola's invoice also will not change the terms and conditions of this Agreement. Clearwire's payment in US Dollars is due [***] after shipment.

     b. Clearwire will use commercially reasonable efforts to notify Motorola of any disputed amounts under any invoice in writing prior to the invoice due date; but provided that Clearwire shall pay to Motorola the undisputed portion of any invoice within the time frame set forth in Section 3a. Clearwire's failure to notify Motorola of any disputed amount prior to the invoice due date will not constitute a waiver by Clearwire of any dispute regarding any previously paid invoice; provided that, in no event shall Clearwire dispute any invoice submitted by Motorola hereunder more than [***] after the date of such invoice. For any undisputed amount due hereunder which remains unpaid, Clearwire will pay Motorola a service fee at the rate of [***] of the amount due for each month or portion thereof that the amount remains unpaid.

4.   Exclusive Purchase Commitment and Other Matters.

     a. Except as provided elsewhere in this Section 4, Clearwire (and Clearwire Affiliates) agree to purchase 100% of their Wireless Broadband Subscriber Products (excluding products purchased for non-commercial use, such as for purposes of internal testing) requirements from Motorola during the term of this Agreement. Exceptions to the foregoing purchase commitment:

          (i)  Starting on the 5th anniversary of the Effective Date, the
               Section 4a purchase commitment percentage drops from 100% to 51% of the Wireless Broadband Subscriber Products.

          (ii) If any Subscriber Product supplied by Motorola materially fails to meet the performance specifications and such material deficiencies are not remedied by Motorola within [***] of written notice to Motorola, or if Motorola's production and delivery of any Subscriber Product fails in any material respects to meet the requirements of this Agreement, which failures have not been cured in the [***] after written notice to Motorola, then Clearwire will be released from its exclusive purchase commitment only for that specific Subscriber Product. Once Motorola cures the breach, the exclusive purchase requirement again covers that Subscriber Product. For purposes of this Agreement, a material breach does not include the situation where Motorola, with Clearwire's consent, substitutes a substantially similar or comparable product at a similar price.

          (iii) If Clearwire identifies a Wireless Broadband Subscriber Product need, and Motorola decides not to supply that product, Motorola will allow Clearwire to purchase that specific product from an agreed to ODM supplier (approval will not be unreasonably withheld), subject to a licensing agreement from Motorola to that ODM supplier on commercially reasonable terms. However, if such Wireless Broadband Subscriber Product need is based on an industry-recognized public standard, and if Motorola decides not to supply that product, Motorola will have the right to OEM such product itself and sell it to Clearwire under the terms of this Agreement. If Motorola decides not to do so, Clearwire will be relieved of its exclusive purchase obligations under this Section 4.a with respect to such product only.

          (iv) Clearwire may terminate the exclusivity requirements under this Agreement if there are [***] uncured Subscriber Product material breaches in any [***] period.

     b. For purposes of this Agreement, the following terms shall have the following meanings: "Clearwire Affiliates" means entities which are controlled with greater than 50% ownership by Clearwire Corporation. "Expedience Subscriber Products" means the RSU, OSU, MSU and PC cards using Expedience technology, plus any accessories and related equipment "Wi-Max Subscriber Products" means the RSU, OSU, MSU and PC cards or equivalent using 802.16e technology, plus any accessories and related equipment. "Dual Mode Subscriber Products" means a device, plus any accessories and related equipment, with the capability to operate (but not seamlessly between) the Expedience and 802.16e technologies. "Other Technology" means any other standards-based, alternative wireless broadband technology deployed by Clearwire.

     c. Except as contained in this Section 4c, the unit price to Clearwire for individual Subscriber Products purchased in any calendar year will be no less favorable than the unit price paid by other customers contemporaneously buying similar or lesser quantities of the same individual Subscriber Products within the same country during such calendar year. The foregoing price level commitment 1) excludes unique Subscriber Product sales that are directly related to funded development programs, one time per customer initial promotional offer (not to exceed [***] of Subscriber Product), and 2) is given in consideration of the minimum purchase commitments by Clearwire (and Clearwire's Affiliates) in this Agreement. For avoidance of doubt, purchase volumes of CDMA, GSM, UMTS and iDEN infrastructure and/or devices can not be considered for purposes of establishing MFN pricing comparisons between customers.

     d. Motorola will supply Residential Subscriber Units, Outdoor Subscriber Units, Mobile Subscriber Units and PC cards or equivalent in accordance with the specification and features mutually agreed between Motorola and Clearwire and attached to this Agreement as Exhibit "A",
          Schedule 2.

     e. In the 2 years after the Effective Date, and in consideration of Motorola's obligations under this Agreement, Clearwire and its Affiliates will purchase from Motorola no less than $150,000,000 in Subscriber Products under this Agreement and Infrastructure Products under and as defined in the Wireless Broadband System Infrastructure Agreement of even date herewith between Motorola and Clearwire.

     f.   Motorola will provide ISPID administration.

     g. Motorola will support efforts to produce Dual Mode Subscriber Products either internally or in conjunction with a third party providing discrete, NextNet approved, mobile Wi-Max silicon.

     h. Motorola may from time to time cease the supply of then existing versions of Subscriber Product (the "Discontinued Product"), provided that a suitable replacement product is available. If Motorola does discontinue Product, it will notify Clearwire promptly in writing at least [***] before discontinuance ("Discontinuance Notice") and Clearwire, up to the date provided on the Discontinuance Notice, may place a final lifetime order for Discontinued Product. A shipping schedule for quantities ordered in any final lifetime order will be mutually agreed to between Clearwire and Motorola, but in any event will not exceed [***] from the date of the Discontinuance
          Notice. All final lifetime orders for Discontinued Product are non-cancelable.

     i. NextNet Wireless, Inc., a subsidiary of Clearwire being acquired by Motorola on the date hereof ("NextNet"), may be a party to one or more take or pay contracts (including with Mitsubishi, and Maxim) for the purchase of parts required in the operation of NextNet's business. The parties acknowledge that any such take or pay contracts may continue in effect following the Effective Date. As a result, the parties agree that Motorola will (i) act in good faith to consume as many of such parts subject to the take or pay as is reasonably possible in the operation of its business in the normal course, and (ii) use commercially reasonable efforts to renegotiate such take or pay contracts to eliminate or reduce the take or pay obligations. If despite such actions by Motorola, there are parts remaining in Motorola's inventory that were purchased as a result of any such NextNet take or pay contract, or Motorola is obligated to make penalty payments to make the vendor whole, and that are not usable by Motorola in the operation of its business in the normal course, Clearwire shall purchase such parts from Motorola at Motorola's cost, or Clearwire shall pay or reimburse Motorola for such penalty payments.

     j. If Clearwire informs Motorola that Clearwire desires to pursue Other Technology for Subscriber Products, Motorola will use commercially reasonable efforts to supply Clearwire with an Other Technology solution under the terms of this Agreement.

5. Deliveries. The delivery terms for all sales of Subscriber Products are [***]. Clearwire will pay [***] costs from [***] basis and all applicable [***] and similar charges. Title to the Subscriber Products and risk of loss will pass to Clearwire [***]. Title to Software on Subscriber Products remains with Motorola at all times. Motorola will deliver the Subscriber Products to Clearwire free and clear of all liens, security interests or encumbrances of any type. Clearwire hereby grants to Motorola a purchase money security interest on all of the Subscriber Products that have not resold by Clearwire and that have not been paid for by Clearwire. Clearwire agrees to cooperate in whatever manner requested by Motorola that is reasonably necessary to assist in perfecting and recording the security interest.

6. Distribution. Except as provided elsewhere in this Agreement, Clearwire will not transship, sell, or otherwise transfer Subscriber Products outside of its wireless broadband systems ("Territory"), other than for inventory balancing purposes with its Affiliates. Clearwire will incorporate this limitation into all of Clearwire's agent and distributor agreements as a condition of resale of the Subscriber Products, and Clearwire will enforce this limitation. Sale within the Territory without transshipment is a material condition to Clearwire's rights under this Agreement. Clearwire agrees that it will not misrepresent any of the Subscriber Products or any of the capabilities of the

     Subscriber Products. Specifically, Clearwire agrees that it will correctly explain to end user customers the capabilities of the Subscriber Products with respect to the Subscriber Products range, radio frequency and battery life as detailed in the relevant Motorola Subscriber Product literature. Motorola is responsible for complying with legal requirements regarding the export or import of any Subscriber Product.

7. Force Majeure. Except for payment due, neither party will be liable for any delay or failure to perform due to any cause beyond its reasonable control. Causes include strikes, acts of God, interruptions of transportation. The delivery schedule will be considered extended by a period of time equal to the time lost because of any excusable delay.

8. Warranty. For Subscriber Products sold under this Agreement, Motorola warrants its Subscriber Products to Clearwire (or Clearwire Affiliates), except that if the Subscriber Products are resold, Motorola warrants to end-users, and only in accordance with the Limited Warranty that Motorola ships with its Subscriber Products [***] Limited Warranty). Motorola makes no other representation or warranty of any other kind, express or implied. MOTOROLA SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. If any Subscriber Product is defective at time of delivery to Clearwire, Clearwire's sole remedy will be to return the Subscriber Product to Motorola for repair, replacement or refund, as determined solely by Motorola. Clearwire will process all customer warranty returns in accordance with Motorola's then current service and return center procedures. All warranty returns require a return authorization issued by Motorola with specific model, quantity and price information for the Subscriber Product prior to acceptance at Motorola's service center or return center. Prior to returning any Subscriber Product to Motorola, Clearwire is responsible for prescreening the Subscriber Products for defects or damage to ensure that only Subscriber Products that are actually defective under the terms of Motorola's Limited Warranty, or Subscriber Products that have been damaged in transit prior to receipt by Clearwire, are returned to Motorola. Subscriber Products returned to Motorola that are not defective or that have not been damaged in transit prior to Clearwire's receipt may, at Motorola's sole option, be returned to Clearwire at Clearwire's expense. All returns are freight prepaid at Clearwire's expense. For resold Subscriber Products that are subject to warranty claims, Motorola will hold Clearwire or Clearwire's Affiliate harmless from third party warranty claims.

9. Intellectual Property Indemnification. Excluding any intellectual property rights obtained through acquisition of NextNet, Motorola agrees to indemnify Clearwire against and to defend Clearwire, at Motorola's expense, for any claims, suits, arbitration or other disputes brought against Clearwire based upon a claim that any Subscriber Product furnished hereunder by Motorola infringes any patent or copyright or misappropriates a trade secret in any country worldwide where Motorola sells such Subscriber Product and to pay costs and damages awarded based upon such claim in any such suit, provided that Motorola is: (1) promptly notified by Clearwire in writing within [***] of the date on which Clearwire first received written notice of such claim; and (2) at Motorola's request and expense is given sole control of the suit and all reasonably requested assistance for defense of the claim. Motorola shall not be relieved of its indemnification obligation as a result of delays in notifying Motorola of the claim except to the extent the amount of the claim is increased as a result of such delay. Motorola will not be liable for any settlement made without its written consent. If the use or sale of any Subscriber Product furnished under this Agreement is enjoined as a result of such suit, Motorola at its option and at no expense to Clearwire, will: (1) obtain for Clearwire the right to use or sell such Subscriber Products; (2) substitute a functionally equivalent product with the same or similar features reasonably acceptable to Clearwire and extend this indemnity to the substitute products, or; (3) accept the return of the Subscriber Products and reimburse Clearwire the purchase price therefore, less a reasonable charge for prior use, if any, of the Subscriber Products. If the claim is alleged prior to completion of delivery of the Subscriber Products, Motorola has the right to decline to make further shipments without being in breach of contract.

     This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from Subscriber Products furnished by Motorola that are: (1) altered in any way by Clearwire or any third party if the alleged infringement would not have occurred but for such alteration; (2) combined with any other products or elements not furnished or approved in writing by Motorola if the alleged infringement would not have occurred but for such combination; or (3) claims arising out of Clearwire's unique specifications or instructions, if the alleged infringement would not have occurred but for such unique specifications or instructions.

     The indemnity provided in this section is the sole, exclusive, and entire liability of Motorola and the remedies provided in this section are Clearwire's exclusive remedies against Motorola for patent, copyright infringement or trade secret misappropriation, whether direct or contributory and is provided in lieu of all warranties, express, implied or statutory in regard to these potential liabilities, including the warranty against infringement specified in the Uniform Commercial Code.

     Should any intellectual property right obtained through the acquisition of NextNet be subject to an infringement or other claim and, in order to continue to supply Subscriber Products which contain those intellectual property rights, Motorola settles the claim, or is subject to a judgment, requiring the payment of any royalty, then Clearwire agrees Motorola may add that royalty fee, on a pass-through basis, to the Exhibit A price of the affected Subscriber Products.

10. Product Liability Indemnity. Excluding Expedience Subscriber Products that have not been modified or enhanced by Motorola where the modification or enhancement is the claimed material defect, Motorola agrees to indemnity Clearwire against and to defend, at its expense, any suits against Clearwire based upon a claim by a third party that a material defect in any Subscriber Products furnished under this Agreement by Motorola caused death or bodily injury to any person and to pay costs and damages finally awarded based upon such claim in any such suit; provided that Motorola is: (1) promptly notified by Clearwire in writing within [***] of the date on which Clearwire first received notice of the claim; and (2) at Motorola's request and expense is given sole control of the suit and all requested assistance for defense of the claim. Motorola shall not be relieved of its indemnification obligation as a result of delays in notifying Motorola of the claim except to the extent the amount of the claim is increased as a result of such delay. Motorola shall not be liable for any settlement made without its written consent. This indemnity does not extend to any suit based upon death or bodily injury arising from Subscriber Products furnished by Motorola that are: (1) altered by Clearwire or any third party without the permission of Motorola if the alleged death or bodily injury would not have occurred but for such alteration; (2) combined with any other products or elements not furnished or approved in writing by Motorola if the alleged death or bodily injury would not have occurred but for such combination; or (3) designed and/or manufactured in accordance with Clearwire's unique specifications or instructions if the alleged death or bodily injury would not have occurred but for such unique specifications or instructions. The indemnity provided in this section is the sole, exclusive, and entire liability of Motorola and the remedies provided in this section are Clearwire's exclusive remedies against Motorola for claims based on a material defect in the Subscriber Product.

11. Limitation of Liability. Motorola's total liability for any and all costs, damages, claims (but excluding indemnifiable claims set forth in Sections 9 and 10, and breaches of confidentiality obligations) arising out of or in connection with this Agreement or Subscriber Products supplied under this Agreement is limited to the aggregate amount paid by Clearwire to Motorola hereunder in the prior [***] provided, however, that during the first [***] of the term of this Agreement, the cap on liability will be the greater of [***] or the aggregate amount paid by Clearwire to Motorola hereunder in the prior [***] Except for claims indemnified under Sections 9 and 10 and breaches of confidentiality obligation; either party in no event will be liable, whether in contract, tort, or otherwise, to the other for any incidental, special, indirect, consequential or punitive damages, including loss of use, loss of time, inconvenience, commercial loss, or lost profits, savings, or revenues to the full extent such may be disclaimed by law.

12. Taxes. The prices listed in Exhibit A do not include any amount for Federal, State and/or Local excise, sales, use, property, retailer's, occupation or any other assessment in the nature of taxes however designated, on the Subscriber Products or services provided under this Agreement. If any such taxes (other than taxes measured by Motorola's net income, or based on Motorola's gross receipts, or based on Motorola's franchise) are determined to be applicable to this transaction, or to the extent Motorola is required to pay or bear the burden of a tax, the tax will be added to the prices set forth in Exhibit A and paid by Clearwire. Personal property taxes assessable on the Subscriber Products will be the responsibility of Clearwire. In the event Clearwire claims exemption from sales, use or other such taxes under this Agreement, Clearwire will provide Motorola with an exemption certificate or other evidence to establish Clearwire's exempt status, and will hold Motorola harmless of any subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties, and late charges.

13. Technical Assistance. Motorola's warranty will not be enlarged, and no obligation or liability will arise out of Motorola's rendering of technical advice, facilities or service in connection with Clearwire's purchase of the Subscriber Products.

14. Logos And Trademarks. In order that each party may protect its trademarks, trade names, corporate slogans, corporate logo, product designations, and the goodwill associated with the foregoing, neither party will have any right to use the trademarks, trade names, corporate slogans, corporate logo or product designations of the other party in the sale, lease, distribution or advertising of any products of the other party or on any product container, component part, business forms, sales, advertising and promotional materials, as a part of an Internet domain name or on or in connection with other business supplies or materials, whether in writing, orally or otherwise, except with the express prior written consent of the other party documented in a separate agreement.

15. Party Relationship. Each party is an independent contractor and not an agent, joint venturer, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other. Under no circumstances may either party hold itself out to be a partner, employee, franchisee, representative, servant or agent of the other party. Neither party will impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of the other party, other than as expressly provided herein.

16. Waiver. The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions or to exercise any right contained in this Agreement will not be construed as a waiver or relinquishment of the future performance of any terms or conditions or the future exercise of such right, but the obligation of the other party with respect to such future performance will continue in full force and effect.

17.  Term and Termination.

     a. The initial term of this Agreement will be for a period of eight (8) years following the Effective Date. Unless notice of termination is given by either party at least 120 days prior to the scheduled termination date, this Agreement will continue in effect beyond the initial term, in successive one-year terms. Notwithstanding any number of renewals, this Agreement is a fixed term agreement and not an agreement of indefinite term. Nothing contained in this Agreement creates any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions.

     b. Either party may terminate this Agreement without liability by written notice to the other if the other makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against the other and such petition is not dismissed within sixty (60) days after it has been filed or the other commits a material breach of its obligations hereunder. However, in the case of any such breach which is capable of being cured, neither party will terminate this Agreement unless and until the other will have failed to make good such default within ninety (90) days after it will have been served with a written notice requiring that such default be made good and stating its intention to terminate the Agreement if compliance with the notice is not met; provided, however, that Subscriber Product deficiencies described in Section 4.a.2 will not give rise to the termination remedy in this Section 17b. The termination of this Agreement will not affect or prejudice any provisions of this Agreement, which are expressly or by implication provided to continue in effect after such termination.

     c. Upon termination of this Agreement as a result of a material, uncured breach by Clearwire: (i) Motorola is relieved of any obligations to make any additional shipments and may cancel all of Clearwire's unshipped orders for Subscriber Products, regardless of previous acceptance by Motorola of those orders, and Motorola has no obligation or liability to Clearwire or any other parry in connection with such cancellations; (ii) all outstanding invoices to Clearwire and other amounts due to Motorola from Clearwire become immediately due and payable, and each invoice not yet submitted to Clearwire for Subscriber Products shipped prior to termination will be due and payable immediately upon submission of the invoice to Clearwire; (iii) Clearwire will immediately discontinue any use of all Motorola names and trademarks in association with the Subscriber Products, as well as any other combination of words, designs, trademarks or trade names that would indicate that Clearwire is or was an authorized distributor of the Subscriber Products; and (iv) within 30 days after termination, Clearwire will deliver to a location Motorola will specify all Motorola property, including all equipment, customer data, software items, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Clearwire's possession, along with all copies of these items. Motorola's acceptance of any order by Clearwire for Subscriber Products after the termination of this Agreement will not be construed as a renewal or extension of this Agreement, nor as a waiver of termination of this Agreement.

     d. The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance by either or both parties will so survive the completion of performances and termination of this Agreement, including the making of any and all payments due under this Agreement.

     e. On or after January 1, 2009, Motorola may terminate this Agreement upon one year's prior written notice to Clearwire with continued supply of Subscriber Products to Clearwire for a two year period commencing on the termination notice date under the terms of this Agreement.

     f. Motorola will place the source code for current versions of the Expedience Subscriber Product software owned by Motorola, as well as a copy of the software itself, in escrow, at Clearwire's cost, under terms and conditions that are mutually agreeable to the Parties. The parties agree to promptly enter into good faith, commercially reasonable negotiations in an effort to conclude a software escrow agreement within forty-five (45) days after the Effective Date.

18. U.S. Government Sales. In the event that Clearwire elects to sell Subscriber Products to a governmental entity, Clearwire does so solely at its own option and risk, because, except as Motorola expressly accepts specific terms in writing, Motorola makes no representations with respect to the ability of its goods, services or prices to satisfy any statutes, regulations, or provisions relating to such governmental sales.

19. Confidentiality. During the entire term of this Agreement, Section I of the Side Agreement between Clearwire and Motorola, dated June 28, 2006, applies to define Confidential Information, each party's use of the other's Confidential Information, and dissemination of information about this Agreement to third parties in any form.

20. Compliance with Laws. Clearwire and Motorola will comply with all laws and regulations in connection with their performance of their obligations under this Agreement, including those dealing with the sale and distribution of the Subscriber Products purchased under this Agreement Clearwire and Motorola will comply with all United States laws and regulations regarding export licenses, or the control or regulation of export or re-export of Subscriber Products or technical data sold or supplied to Clearwire. Without limiting the generality of this provision, Clearwire will not sell any Subscriber Products covered by this Agreement to any party if the sale would constitute a violation of any law or regulation of the United States.

21. Dispute Resolution: Injunctive Relief. Any claims or disputes between the parties will be submitted to non-binding mediation prior to initiation of any formal legal process provided, however, that this provision does not preclude either party from resorting to judicial proceedings if: (i) good faith efforts to resolve the dispute under mediation are unsuccessful; or
     (ii) the claim or dispute relates to intellectual property rights; or (iii) a party seeks injunctive relief, such as a temporary restraining order. Each party agrees that the other party shall be entitled to seek injunctive relief to prevent breaches of the provisions of Section 19 hereof and to specifically enforce the provisions of Section 19 hereof in addition to any other remedy to which such party may be entitled at law or in equity.

22. Notices. All notices required under this Agreement (other than purchase orders, invoices and notices under Paragraphs 2 or 3) will be sent by overnight courier or registered or certified mail to the appropriate party at its address stated on the first page of this Agreement (or to a new address if the other has been properly notified of the change). If to Motorola, the notice must be addressed to General Manager, WLBB Products Group. A notice will not be effective until the party to which it is sent actually receives it.

23. General. Except as otherwise expressly permitted, no alterations or modifications of this Agreement will be binding upon either Clearwire or Motorola unless made in writing and signed by an authorized representative of each party. If any term or condition of this Agreement is to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition will be inoperative and void, but the remaining rights and obligations of the parties will be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable. This Agreement will accrue to the benefit of and be binding upon the parties hereto and any successor entity into which either party will have been merged or consolidated or to which either party will have sold or transferred all or substantially all its assets, but it will not be otherwise assigned by either party without the prior written consent of the other party. It is the intention of the parties that the exclusive and preferred supplier commitments survive any change of control of Clearwire. The parties agree that any consent to a requested assignment will not be unreasonably withheld or delayed. This Agreement will be governed by the laws of the State of New York, without regard to conflict of law rules of New York.

                                    EXHIBIT C

                          AFTER MARKET PRODUCT SUPPORT

                             EXAMPLE OF RMA PROCESS

                    PRODUCTS WARRANTY REPAIR/RETURN PROCEDURE
                  CANOPY RETURN MATERIAL AUTHORIZATION REQUEST

(TO BE COMPLETED BY CANOPY WARRANTY ADMINISTRATOR)
RMA NUMBER: ___________________________
DATE OF APPROVAL: _____________________

DISTRIBUTOR: __________________________
CONTACT NAME: _________________________
ADDRESS: ______________________________
CITY, STATE, ZIP: _____________________
PHONE: ________________________________
EMAIL ADDRESS: ________________________

          SHIP TO: Motorola Canopy
                   1299 E. Algonquin Road
                   Schaumburg, IL 60196
                   ATTN: CANOPY WARRANTY

RESELLER: _____________________________
CONTACT NAME: _________________________
ADDRESS: ______________________________
CITY, STATE, ZIP: _____________________
PHONE: ________________________________
EMAIL ADDRESS: ________________________

          NOTE: ALL FIELDS OF THIS FORM ARE MANDATORY UNLESS OTHERWISE NOTED. MISSING INFORMATION COULD RESULT IN DELAYED PROCESSING OR DENIAL OF CLAIM.

END OPERATOR: _________________________
CONTACT NAME: _________________________
ADDRESS: ______________________________
CITY, STATE, ZIP: _____________________
PHONE: ________________________________
EMAIL ADDRESS: ________________________

           ISSUE    1NSR                                           ESN              MSN      REPLACEMENT MSN
ITEM NO.   CODE    V/OOB   ISSUE DESCRIPTION      MODEL    0A-00-3E-XX-XX-XX   606XXXYYYY      606XXXYYYY
--------   -----   -----   -------------------   --------   -----------------   ----------   ---------------
    1      F1       OOB    THIS IS THE PROBLEM   5700BH20   OA-00-3E-00-45-84   606CDF4562      606CDR2589
                           DESCRIPTION BOX.
    2
    3
    4
    5
    6
    7

   8
   9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   26
   27
   28
   29
   30

THE FOLLOWING IS AN EXPLANATION OF THE FIELDS ON THE CANOPY RETURN MATERIAL AUTHORIZATION (RMA ) REQUEST FORM. IF REQUESTING AN RMA FOR MORE THAN 30 UNITS, REPLICATE THE ARMA REQUEST FORM SHEET

SHIP            MOTOROLA CANOPY
AUTHORIZED      1299 E. ALGONQUIN ROAD
RMA             SCHAUMBURG, IL 60196
EQUIPMENT TO:   ATTN: CANOPY WARRANTY DEPARTMENT

WHEN COMPLETE   WARRANTY@CANOPYWIRELESS.COM
FORWARD TO:

DEFINITIONS:

DISTRIBUTOR     THESE FIELDS ARE FOR THE MOTOROLA CANOPY DISTRIBUTOR'S CONTACT
                INFORMATION INCLUDING, CONTACT PERSON, EMAIL ADDRESS, SHIPPING
                ADDRESS, AND PHONE NUMBER.

RESELLER        THESE FIELDS ARE FOR THE RESELLER'S CONTACT INFORMATION
                INCLUDING, CONTACT PERSON, EMAIL ADDRESS, SHIPPING ADDRESS, AND
                PHONE NUMBER. NORMALLY THIS WOULD BE THE ACS OR ACR THOUGH IN
                SOME CASE IT MAY BE THE DISTRIBUTOR. IF THE DISTRIBUTOR IS ALSO
                THE RESELLER, THEN THE NAME SHOULD BE FILLED IN BUT OTHER
                INFORMATION MAY BE LEFT BLANK.

END OPERATOR    THESE FIELDS ARE FOR THE END OPERATOR'S CONTACT INFORMATION
                INCLUDING, CONTACT PERSON, EMAIL ADDRESS, SHIPPING ADDRESS, AND
                PHONE NUMBER. THE END OPERATOR IS THE ENTITY THAT BOUGHT THE
                EQUIPMENT AND ON WHOSE BEHALF THIS RMA IS BEING PROCESSED.
                CANOPY USES THIS INFORMATION FOR TRACKING AND MAY CONTACT THE
                OPERATOR TO GAIN ADDITIONAL INFORMATION ON THE ISSUE SEEN.
                CANOPY WILL NOT CONTACT THE OPERATOR TO DISPUTE OR REVOKE AN
                AUTHORIZED RMA. IN THE EVENT THAT THIS FIELD IS LEFT BLANK AND
                CANOPY NEEDS TO CONTACT THE OPERATOR WHO OBSERVED THE ISSUE,
                CANOPY WILL CONTACT THE DISTRIBUTOR TO REQUEST THE CONTACT
                INFORMATION DIRECTLY FOR THE PARTICULAR DEVICE.

RMA NUMBER      ASSIGNED BY THE CANOPY WARRANTY ADMINISTRATOR. UNIQUE ID NUMBER
                FOR THE RMA REQUEST.

DATE OF         THIS IS THE DATE THE RMA REQUEST WAS APPROVED.
APPROVAL

ITEM NUMBER     A UNIQUE DESIGNATOR FOR EACH UNIT INCLUDED IN THIS RMA REQUEST
                IF MORE THAN 30 UNITS ARE INCLUDED IN THIS RMA REQUEST THEN THE
                ARMA REQUEST FORM @ SHEET SHOULD BE REPLICATED.

ISSUE CODE      IDENTIFIER FOR THE TYPE OF ISSUE THAT THE END OPERATOR IS
                CLAIMING FOR THE UNIT POSSIBLE CHOICES FOR

                ISSUE CODE:

                            F1  MODULE DOES NOT POWER ON
                            F2  MODULE DOES NOT ESTABLISH INTERNET
                                CONNECTION
                            F3  MODULE DOES NOT ESTABLISH AN RF LINK
                            F4  MODULE CANNOT BE UPGRADED
                            F5  CLUSTER MANAGEMENT MODULE IS
                                MALFUNCTIONING
                            F6  SURGE SUPPRESSOR IS MALFUNCTIONING
                            F7  REFLECTOR KIT IS MALFUNCTIONING
                            F8  110V POWER SUPPLY IS MALFUNCTIONING
                            F9  110V/220V SWITCHING POWER SUPPLY IS
                                MALFUNCTIONING
                            F10 CAT 5 CABLE TESTER IS MALFUNCTIONING
                            F11 OTHER

INSRV/OOB       THIS INDICATES WHETHER THE ISSUE THAT WAS SEEN WAS ON A NEW UNIT
                STRAIGHT OUT-OF-BOX (OOB) OR AFTER THE UNIT WAS IN-SERVICE
                (INSR) FOR SOME TIME. TO CLASSIFY A UNIT AS OUT-OF BOX THE ISSUE
                MUST BE SEEN WITHIN TWO WEEKS OF THE OPERATOR=S ORIGINAL
                PURCHASE DATE.

                OUT-OF-BOX RMAS WILL BE REPLACED WITH NEW EQUIPMENT. IN-SERVICE
                RMAS WILL BE REPLACED WITH REFURBISHED EQUIPMENT. FOR THIS
                REASON, OUT-OF-BOX CLAIMS REQUIRE A COPY OF THE OPERATORS
                PURCHASE ORDER, PURCHASE RECEIPT, OR A REFERENCE TO AN ALREADY
                FILED CANOPY POS REPORT POSSIBLE CHOICES FOR INSRV/OOB:

                            INSRV IN-SERVICE
                            OOB   OUT-OF-BOX

ISSUE           DESCRIBE THE ISSUE AS SEEN WITH THIS UNIT AND ANY OTHER
DESCRIPTION     INFORMATION THAT WILL CANOPY TO UNDERSTAND WHAT IS AT FAULT WITH
                THE PRODUCT

MODEL           CANOPY MODEL NUMBER OF THE UNIT. THE MODEL NUMBER IS LOCATED ON A
                STICKER ON THE BACKSIDE OF THE RADIO MODULES PRECEDED WITH A
                APN.@ POSSIBLE CHOICES FOR MODEL:

                     5200SM       5.2 GHZ SUBSCRIBER MODULE
                     5200AP       5.2 GHZ ACCESS POINT
                     5200BH       5.2 GHZ BACKHAUL
                     5700SM       5.7 GHZ SUBSCRIBER MODULE
                     5700SMRF     5.7 GHZ SUBSCRIBER MODULE W/REFLECTOR
                     5700AP       5.7 GHZ ACCESS POINT
                     5700BH       5.7 GHZ 10 MBPS BACKHAUL
                     5700BHRF     5.7 GHZ 10 MBPS BACKHAUL KIT WITH REFLECTOR
                     5700BHRF20   5.7 GHZ 20 MBPS BACKHAUL KIT WITH REFLECTOR
                     1008CK-2     CLUSTER MANAGEMENT MODULE
                     300SS        SURGE SUPPRESSOR
                     27RD         REFLECTOR HARDWARE KIT
                     SMMB1        UNIVERSAL MOUNTING BRACKET
                     ACPS110-03   110 VAC SINGLE XCVR POWER SUPPLYBU.S. & CANADA
                     ACPSSW-02    90-230VAC / 50-60HZ POWER SUPPLY-INCLUDES
                                  EUROPLUG (CEE 7/16) ADAPTOR
                     CTCAT5-01    CATEGORY 5 CABLE TESTER (ONLY FOR US SHIPMENT)

ESN             ELECTRONIC SERIAL NUMBER. THE ESN OF THE MODULE IS THE SAME AS
                THE MAC ADDRESS OF THE MODULE THE ESN TAKES THE FORM
                0A-00-3E~XX-XX-XX, WHERE AXX-XX-XX@ IS SOME ALPHA-NUMERIC
                CHARACTERS THE ESN IS LOCATED ON A STICKER ON THE PLASTIC
                HOUSING THAT CAN BE VIEWED WHEN THE BASE CAP IS REMOVED. NOTE:
                IF THE ESN IS PROVIDED BUT THE MSN IS NOT, THEN CANOPY WILL NEED
                TO BE CONTACTS TO VERIFY WARRANTY STATUS.

MSN             MECHANICAL SERIAL NUMBER. THE MSN TAKES THE FOR 606XXXYYYY,
                WHERE AXXX@ IS THREE ALPHA CHARACTERS AND AYYYY@ IS FOUR NUMERIC
                CHARACTERS. WARRANTY STATUS CAN BE DETERMINED FROM THESE
                ALPHA-NUMERIC CHARACTERS.

REPLACEMENT     THE MSN OF THE DEVICE THAT IS USED FOR THE REPLACEMENT.
MSN